UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2020

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Gaylord Parkway, Suite 110, Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ADUS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 20, 2020, Addus HomeCare Corporation (the “Company”) received a letter (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because the Company had not yet filed its Annual Report on Form 10-K for the period ended December 31, 2019 (the “Form 10-K”), it no longer complies for continued listing on The Nasdaq Global Select Market. Nasdaq Marketplace Rule 5250(c)(1) requires a company to timely file all required periodic financial reports with the Securities and Exchange Commission (the “Commission”) through the EDGAR system (the “Filing Requirement”).

As disclosed by the Company in its Current Report on Form 8-K filed with the Commission on March 17, 2020, because of an inability to obtain prior auditor consent for inclusion of financial statements for the years ending December 31, 2017 and 2018 in connection with making adjustments thereto, our current auditor, PricewaterhouseCoopers (PwC) has agreed, subject to completing their customary engagement acceptance and independence procedures, to independently re-audit our financial statements for those years.

The Company has not yet filed the Form 10-K and therefore does not meet the Filing Requirement. Pursuant to Nasdaq Marketplace Rule 5810(c)(2)(A), the Company has 60 calendar days, or until May 19, 2020, to regain compliance with the Filing Requirement or submit a plan to do so. The Notice also provides that, if the Company does not regain compliance with the Filing Requirement by May 19, 2020 and Nasdaq accepts the Company’s compliance plan, the Company may be eligible for additional time to comply with the Filing Requirement. If the Company does not comply with the Filing Requirement, the Company’s common stock could be subject to delisting. The Notice has no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Global Select Market.

Item 7.01	Regulation FD Disclosure.

On March 20, 2019, the Company issued a press release, announcing the receipt of the Notice, the text of which is set forth as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release of Addus HomeCare Corporation dated March 20, 2020.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: March 20, 2020	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer